--------------------------------------------------------------------------------
TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

June 30, 2002 marked the end of Armstrong's fiscal year. At the year end total net assets were $13,874,647 and the per share price was $10.43. During the year dividend and capital gain distributions to shareholders totaled $0.16 per share.

As we all know, the 12 month period ending in June was one for the history books. The fiscal year started in a reasonably positive manner with both the stock market and the U.S. economy recovering from the effects of the 2000 market collapse. In short order there was the 9/11 tragedy, a declared war on terrorism and the Enron/ Arthur Anderson scandal. Together these events radically changed the equity investment environment from moderately positive to quite negative. Reflecting the uncertainty and pessimism that became prevalent, Armstrong's shares, assuming reinvestment of dividends, declined -15.85% for the 12 months ending June 30, 2002. In comparison, the capitalization-weighted Standard & Poor's 500 Index had a price decline of -19.16% while the equally-weighted Value Line Composite Index, reflecting approximately 1,700 issues, declined -18.89%.

Considering the sharp decline in stocks over the last two years, most investors would agree that if stocks are not cheap now they are at least considerably cheaper than they were two years ago. In addition to the significant reduction generally seen in stock prices, certain important economic factors support a case for an improving equity outlook. The United States economy continues to show a slow recovery pattern, income tax rates have been reduced and could be reduced further, inflation is expected to continue at low levels and interest rates have declined with most taxable money market funds yielding less than 2% and U.S. Treasury bond yields near 25 year lows. Bottom-line, while patience and a long term perspective may be required, we believe we are in a period of expanding investment opportunity for equity investments.

Please call or write if you have any questions concerning your Armstrong investment.

Sincerely,


C.K. Lawson
August 28, 2002

--------------------------------------------------------------------------------
OFFICER AND DIRECTOR INFORMATION
--------------------------------------------------------------------------------

The directors of Armstrong Associates have been elected by the fund's shareholders to oversee the fund's operation and insure that management's actions are in line with the objectives and limitations detailed in the fund's prospectus as well as in the best interests of the shareholders. Each director serves the fund until the fund's termination or the director's resignation, removal or retirement.

Armstrong is the only mutual fund managed by Portfolios, Inc., the fund's advisor. The mailing address of the directors and officers of the fund is 750 N. St. Paul, Dallas, TX. 75201. Additional information about the directors is in Armstrong's Statement of Additional Information, available without charge from the fund.

--------------------------------------------------------------------------------
Name                          Position With Fund         Principal Occupation(s)
Date Of Birth                 (Starting Year)            During Last 5 Years
--------------------------------------------------------------------------------
Officers/Directors
--------------------------------------------------------------------------------
C.K. Lawson                   President,                 President and
Sept. 14, 1936                Treasurer and              Director,
                              Director                   Portfolios, Inc.
                              (1967)
--------------------------------------------------------------------------------
Candace L. King               Vice President             Vice President
Oct. 12, 1948                 and Secretary              and Secretary,
                              (1973)                     Portfolios, Inc.
--------------------------------------------------------------------------------
Independent Directors
--------------------------------------------------------------------------------
Eugene P. Frenkel, M.D.       Director                   Professor of
Aug. 27, 1929                 (1981)                     Internal Medicine
                                                         and Radiology,
                                                         Southwestern
                                                         Medical School
--------------------------------------------------------------------------------
Douglas W. Maclay             Director                   President, Maclay
Nov. 29, 1927                 (1967)                     Properties Company
--------------------------------------------------------------------------------
R.H. Stewart Mitchell         Director                   Private Investor
Mar. 14, 1930                 (1982)
--------------------------------------------------------------------------------
Cruger S. Ragland             Director                   Retired President,
Aug. 7, 1933                  (1982)                     Ragland Insurance
                                                         Agency, Inc.;
                                                         Director of Solar
                                                         Kinetics, Inc.
--------------------------------------------------------------------------------
Ann D. Reed                   Director                   Private Investor
Sept. 6, 1933                 (1981)
--------------------------------------------------------------------------------

Custodian
Union Bank of California, N.A.
San Francisco, California

Transfer Agent
Portfolios, Inc.
Dallas, Texas
Auditors
Grant Thornton LLP
Dallas, Texas

Investment Advisor
Portfolios, Inc.
Dallas, Texas

This report is prepared for the information of the shareholders of Armstrong Associates, Inc. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS IN SECURITIES-- JUNE 30, 2002

-----------------------------------------------------------------------------------------------
                                                     Shares or
                                                     principal
                                                       amount          Cost        Market value
-----------------------------------------------------------------------------------------------
Common stock (88.3%)
Industry and issue
Aerospace (3.58%)
   The Boeing Company                                   5,000     $    293,580     $    225,000
   United Technologies Corporation                      4,000          254,750          271,600
-----------------------------------------------                   ------------     ------------
                                                                       548,330          496,600
-----------------------------------------------                   ------------     ------------

Broadcasting and Media (7.15%)
   AOL Time Warner, Inc.*                              30,000          208,193          441,300
   Clear Channel Communication                          6,000          267,650          192,120
   Omnicom                                              5,000          275,750          229,000
   Spanish Broadcasting                                13,000          120,290          130,000
-----------------------------------------------                   ------------     ------------
                                                                       871,883          992,420
-----------------------------------------------                   ------------     ------------

Chemicals and Related (9.25%)
   Avery Dennison Corp.                                15,000          211,200          941,250
   Praxair, Inc.                                        6,000          212,890          341,820
-----------------------------------------------                   ------------     ------------
                                                                       424,090        1,283,070
-----------------------------------------------                   ------------     ------------

Communications and Related (0.61%)
   Corning, Inc.                                       24,000          131,044           85,200
-----------------------------------------------                   ------------     ------------

Computer, Software and Related (5.87%)
   International Business Machines Corporation           5,00          249,675          360,000
   Oracle Systems Corporation*                         48,000           75,280          454,560
-----------------------------------------------                   ------------     ------------
                                                                       324,955          814,560
-----------------------------------------------                   ------------     ------------

Consumer Products (14.26%)
   Black & Decker Corporation                          10,000          216,760          482,000
   The Gillette Company                                 7,232          166,636          244,948
   Kimberly Clark Corporation                           6,000          230,820          372,000
   Wal-Mart Stores, Inc.                               16,000          196,800          880,160
-----------------------------------------------                   ------------     ------------
                                                                       811,016        1,979,108
-----------------------------------------------                   ------------     ------------

Educational Services (0.99%)
   DeVRY, Inc.*                                         6,000          132,660          137,040
-----------------------------------------------                   ------------     ------------

Environmental Services (5.08%)
   Ionics, Inc.*                                        8,000          186,800          194,000
   Waste Connection                                     8,000          241,040          249,920
   Waste Management, Inc.                              10,000          309,300          260,500
-----------------------------------------------                   ------------     ------------
                                                                       737,140          704,420
-----------------------------------------------                   ------------     ------------


Financial and Related (5.55%)
   Bank of America Corporation                          4,000          240,350          281,440
   Citigroup, Inc.                                      5,867          246,800          228,813
   Washington Mutual, Inc.                              7,000          262,220          259,770
-----------------------------------------------                   ------------     ------------
                                                                       749,370          770,023
-----------------------------------------------                   ------------     ------------

Food, Beverages and Related (9.90%)
   Kraft Foods                                         10,000          327,500          409,500
   Pepsico, Inc.                                       20,000          116,802          964,000
-----------------------------------------------                   ------------     ------------
                                                                       444,302        1,373,500
-----------------------------------------------                   ------------     ------------

Leisure Time (1.12%)
   Royal Caribbean Cruises Ltd                          8,000          203,564          156,000
-----------------------------------------------                   ------------     ------------

Medical and Related (17.87%)
   Abbott Laboratories                                 25,000          151,984          941,250
   AMGEN                                                6,000          243,090          251,280
   Medtronics, Inc.                                    20,000          190,438          857,000
   Pfizer, Inc.                                        12,284          170,000          429,940
-----------------------------------------------                   ------------     ------------
                                                                       755,512        2,479,470
-----------------------------------------------                   ------------     ------------

Office Supplies and Equipment (1.28%)
   Staples, Inc.*                                       9,000          175,875          177,300
-----------------------------------------------                   ------------     ------------

Restaurants (5.73%)
   Brinker International                               14,000          260,961          444,500
   Yum Brands, Inc.                                    12,000          137,197          351,000
-----------------------------------------------                   ------------     ------------
                                                                       398,158          795,500
-----------------------------------------------                   ------------     ------------

   Total common stocks                                               6,707,899       12,244,211
-----------------------------------------------                   ------------     ------------

Short-term debt (11.1%)
   U.S. Treasury bills, due July, August and
     September 2001                                 1,546,130     $  1,546,130     $  1,546,130
-----------------------------------------------                   ------------     ------------
   Total investment securities - 99.4%                            $  8,254,029     $ 13,790,341
-----------------------------------------------                   ------------     ------------
   Other assets less liabilities - 0.6%                                                  84,306
-----------------------------------------------                   ------------     ------------
   Net assets - 100.00%                                                            $ 13,874,647
-----------------------------------------------                   ------------     ------------

o    Non-income producing

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS-- YEAR ENDED JUNE 30, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME
      Interest                                                      $   152,819
      Dividends                                                          51,309
--------------------------------------------------                  -----------
                                                                        204,128
--------------------------------------------------                  -----------
   Operating expenses
      Investment advisory fees                        $   129,920
      Administrative fees                                  16,000
      Custodian fees                                        8,271
      Transfer agent fees                                   9,400
      Legal fees                                              308
      Accounting fees                                       9,871
      Registration fees, licenses and other                 2,621
      Reports and notices to shareholders                   8,287
      Directors' fees and expenses                         10,867
      Insurance expense                                     1,628       197,173
--------------------------------------------------    -----------   -----------
         Net investment income                                            6,955
--------------------------------------------------                  -----------
REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
   Realized losses
      Proceeds from sales                                             1,012,430
      Cost of securities sold                                         1,112,697
--------------------------------------------------                  -----------
         Net realized losses                                           (100,267)
--------------------------------------------------                  -----------
   Unrealized appreciation
      Beginning of year                                               8,084,061
      End of year                                                     5,536,312
--------------------------------------------------                  -----------
         Decrease in unrealized appreciation                         (2,547,749)
--------------------------------------------------                  -----------
         Net realized and unrealized losses
            on investments                                           (2,648,016)
--------------------------------------------------                  -----------
         Decrease in net assets from operations                     $(2,641,061)
--------------------------------------------------                  -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES-- JUNE 30, 2002
--------------------------------------------------------------------------------

ASSETS:
Investments in securities, at market value
   (identified cost, $8,254,029)                                   $ 13,790,341
Cash                                                                     63,237
Dividends receivable                                                      4,600
Interest receivable                                                       1,809
Receivable from sales of capital stock                                   25,300
Prepaid expenses and other assets                                         1,677
---------------------------------------------------------------    ------------
                                                                     13,886,964
---------------------------------------------------------------    ------------
LIABILITIES:
Accrued expenses and other liabilities                                   12,317

---------------------------------------------------------------    ------------
NET ASSETS                                                         $ 13,874,647
---------------------------------------------------------------    ------------
NET ASSETS CONSIST OF
   Paid in capital                                                 $  8,448,540
   Undistributed net investment income                                    6,812
   Excess of accumulated distributions over
      net realized gains on investments                                (117,017)
   Net unrealized appreciation on investments                         5,536,312
---------------------------------------------------------------    ------------
Net assets applicable to 1,330,373 shares outstanding              $ 13,874,647
---------------------------------------------------------------    ------------
Net asset value per share                                          $      10.43
---------------------------------------------------------------    ------------

See accompanying notes to financial statements.

---------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS-- YEARS ENDED JUNE 30, 2002
---------------------------------------------------------------------------------------------------
                                                                           2002            2001
---------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                              $      6,955    $     73,649
   Net realized gains (losses) on investments                             (100,267)        619,585
   Decrease in unrealized appreciation of investments                   (2,547,749)     (3,308,700)
      Net decrease in net assets resulting from operations              (2,641,061)     (2,615,466)
-------------------------------------------------------------------   ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
   Distributions paid from net investment income                           (69,483)             --
   Distributions paid from net realized gains                             (152,863)     (1,533,071)
Decrease in net assets resulting from distributions to shareholders       (222,346)     (1,533,071)
-------------------------------------------------------------------   ------------    ------------
CAPITAL SHARE TRANSACTIONS
   Net proceeds from sale of capital stock                                 501,732         757,373
   Net asset value of shares issued as reinvestment of dividends           215,728       1,490,497
-------------------------------------------------------------------   ------------    ------------
                                                                           717,460       2,247,870
-------------------------------------------------------------------   ------------    ------------
Less cost of shares repurchased                                         (1,543,937)       (661,063)
-------------------------------------------------------------------   ------------    ------------
   Net increase (decrease) in net assets resulting
      from capital share transactions                                     (826,477)      1,586,807
   Total decrease in net assets                                         (3,689,884)     (2,561,730)
-------------------------------------------------------------------   ------------    ------------
NET ASSETS:
Beginning of year                                                       17,564,531      20,126,261
-------------------------------------------------------------------   ------------    ------------
End of year (Note)                                                    $ 13,874,647    $ 17,564,531
-------------------------------------------------------------------   ------------    ------------

Note: At June 30, 2002, accumulated distributions of net realized investment gains exceeded the net gains by $117,017. At June 30, 2001, undistributed net realized investment gains were $136,113. At June 30, 2002 and 2001, undistributed net investment income was $6,812 and $69,340, respectively.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS-- JUNE 30, 2002
--------------------------------------------------------------------------------

Note A-- Nature of Operations and Summary of Accounting Policies
A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:

Nature of Operations
Armstrong Associates, Inc. (the Company) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment management company.

Valuation of Securities
The Company's investments in common stocks traded on a national securities exchange or reported on the NASDAQ national market are carried at market value, which is determined by the last reported sales price on the day of valuation. Short-term debt securities are carried at cost which approximates market.

Investment Transactions and Investment Income
Investment transactions are recorded on a trade date basis, and realized gains and losses are calculated using the identified cost method. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note B -- Federal Income Taxes
As of June 30, 2002, the Company qualified and intends to continue to qualify each fiscal year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended. By qualifying, the Company will not be subject to federal income taxes to the extent that it distributes all of its taxable income for its fiscal year.

Note C -- Purchases and Sales of Securities
For the year ended June 30, 2002, purchases and sales of securities, excluding short-term debt securities, aggregated $1,537,580 and $1,012,430, respectively. The Company paid total brokerage commissions aggregating $8,852 in 2002 on purchases and sales of investment securities. All commissions were paid to unaffiliated broker-dealers.

Note D -- Investment Advisory, Transfer Agent and Administrative Fees
The Company has agreed to pay its investment adviser, Portfolios, Inc. (Portfolios), a fee of .80% per annum of the average net asset value of the Company. For the year ended June 30, 2002, investment advisory fees to Portfolios amounted to $129,920. In order to effectively limit the expenses of the Company, the adviser has agreed to reimburse the Company for all expenses (including the advisory fee but excluding brokerage commissions, taxes and interest and extraordinary charges such as litigation costs) incurred by the Company in any fiscal year in excess of 2% of the first $10 million of its average daily net assets for the fiscal year, 1.5% of the next $20 million of average daily net assets and 1% of the remainder. No reimbursements were required in 2002. Portfolios is the transfer agent for the Company. Applicable fees and expenses of $9,400 were incurred by the Company for the year ended June 30, 2002. In addition, under the terms of an administrative services agreement between Portfolios and the Company, Portfolios provides accounting services to the Company for an annual fee of $16,000 payable in equal monthly installments. At June 30, 2002, the Company owed Portfolios $11,573 in accrued fees.

Note E -- Capital Stock
On June 30, 2002, there were 6,000,000 shares of $1 par value capital stock authorized, and capital paid in was $8,448,574. Transactions in capital stock for the years ended June 30, 2002 and 2001 were as follows:

                                                            2002          2001
--------------------------------------------------------------------------------
Shares sold                                                42,298        54,070
Shares issued as reinvestment of dividends                 18,071       110,325
--------------------------------------------------      ---------     ---------
                                                           60,369       164,395
     Shares redeemed                                     (128,983)      (47,522)
--------------------------------------------------      ---------     ---------
          Net increase in shares outstanding              (68,614)      116,873
--------------------------------------------------      ---------     ---------

Note F -- Dividends
Distributions from net investment income during the year ended June 30, 2002 amounted to $.05 per share. There were no distributions from net investment income during the year ended June 30, 2001. Distributions from net realized gains paid during the years ended June 30, 2002 and 2001 amounted to $.11 and $1.19 per share, respectively.

--------------------------------------------------------------------------------
Condensed Financial Information
--------------------------------------------------------------------------------

Selected per Share Data and Ratios

                                     2002         2001         2000        1999         1998        1997        1996        1995
                                     ----         ----         ----        ----         ----        ----        ----        ----
Net asset value,
   beginning of year               $  12.56    $  15.70    $  13.53    $  12.14    $  11.61    $  10.45    $   9.70    $   8.19

Income (loss) from
   investment operations
      Net investment
         income (loss)                 (.05)        .05         .01        (.01)        .03         .06         .05         .02
      Net realized and
         unrealized gains
         (losses)on investments       (1.92)      (2.00)       2.64        1.89        1.38        1.64        1.10        2.12
                                   --------    --------    --------    --------    --------    --------    --------    --------

      Total from investment           (1.97)      (1.95)       2.65        1.88        1.41        1.70        1.15        2.14
         operations
Less distributions
   Dividends from net
      investment income                 .05          --          --         .04         .05         .07         .02         .04
   Distributions from net
      realized gains                   0.11        1.19         .48         .45         .83         .47         .38         .59
                                   --------    --------    --------    --------    --------    --------    --------    --------

Net asset value, end of year       $  10.43    $  12.56    $  15.70    $  13.53    $  12.14    $  11.61    $  10.45    $   9.70
                                   ========    ========    ========    ========    ========    ========    ========    ========

Total return                         (15.85)%    (12.99)%     20.38%      16.26%      13.31%      17.19%      12.09%      27.32%

Ratios/supplemental data
   Net assets, end of
      period (000's)                 13,875      17,565      20,126      17,214      15,213      14,300      13,100      11,961

   Ratio of expenses to average
      net assets                        1.2         1.2         1.2         1.2         1.3         1.4         1.4         1.8
   Ratio of net investment
      income to
      average net assets                 --          .4          .1         (.1)         .2          .5          .5          .2

   Portfolio turnover rate                8%          3%          3%          2%          7%          7%         19%         12%

                                     1994        1993        1992        1991        1990        1989        1988         1987
                                     ----        ----        ----        ----        ----        ----        ----         ----
Net asset value,
   beginning of year               $   8.26    $   7.08    $   6.87    $   7.38    $   7.74    $   7.17    $   9.66    $   8.72

Income (loss) from
   investment operations
      Net investment
         income (loss)                   --         .02         .06         .16         .23         .24         .09         .10
      Net realized and
         unrealized gains
         (losses)on investments         .10        1.19         .33        (.27)        .19         .67        (.53)       1.51
                                   --------    --------    --------    --------    --------    --------    --------    --------

      Total from investment             .10        1.21         .39        (.11)        .42         .91        (.44)       1.61
         operations
Less distributions
   Dividends from net
      investment income                  --         .02         .15         .23         .24         .11         .14         .16
   Distributions from net
      realized gains                    .17         .01         .03         .17         .54         .23        1.91         .51
                                   --------    --------    --------    --------    --------    --------    --------    --------

Net asset value, end of year       $   8.19    $   8.26    $   7.08    $   6.87    $   7.38    $   7.74    $   7.17    $   9.66
                                   ========    ========    ========    ========    ========    ========    ========    ========

Total return                           1.13%      17.12%       5.79%       (.92)%      5.93%      13.23%      (6.27)%     20.00%

Ratios/supplemental data
   Net assets, end of
      period (000's)                  9,255       9,680       9,366       9,228       9,770       9,887      10,435      12,294

   Ratio of expenses to average
      net assets                        1.8         1.8         1.9         1.9         1.8         1.9         2.0         1.7
   Ratio of net investment
      income to
      average net assets                 --          .2          .8         2.3         2.9         3.0         1.3         1.0

   Portfolio turnover rate               15%         17%         35%         24%         44%         46%         20%         51%

                                     1986        1985        1984        1983        1982        1981        1980        1979
                                     ----        ----        ----        ----        ----        ----        ----        ----
Net asset value,
   beginning of year               $   7.65    $   7.29    $  10.22    $   7.10    $   9.37    $   7.74    $   7.06    $   6.50

Income (loss) from
   investment operations
      Net investment
         income (loss)                  .14         .24         .16         .21         .41         .24         .23         .16
      Net realized and
         unrealized gains
         (losses)on investments        1.17        1.02       (2.51)       3.72       (1.28)       2.62        1.40         .84
                                   --------    --------    --------    --------    --------    --------    --------    --------

      Total from investment            1.31        1.26       (2.35)       3.93        (.87)       2.86        1.63        1.00
         operations
Less distributions
   Dividends from net
      investment income                 .24         .14         .20         .43         .19         .23         .13         .11
   Distributions from net
      realized gains                     --         .76         .38         .38        1.21        1.00         .82         .33
                                   --------    --------    --------    --------    --------    --------    --------    --------

Net asset value, end of year       $   8.72    $   7.65    $   7.29    $  10.22    $   7.10    $   9.37    $   7.74    $   7.06
                                   ========    ========    ========    ========    ========    ========    ========    ========

Total return                          17.80%      19.10%     (24.01)%     61.27%      (9.87)%     38.04%      24.08%      15.17%

Ratios/supplemental data
   Net assets, end of
      period (000's)                 11,714      10,957       9,788      12,869       7,669       8,277       5,777       4,538

   Ratio of expenses to average
      net assets                        1.6         1.7         1.6         1.6         1.7         1.5         1.6         1.5
   Ratio of net investment
      income to
      average net assets                1.6         3.1         1.9         2.4         5.6         2.7         3.2         2.3

   Portfolio turnover rate               54%         53%         96%         59%         34%         60%        131%         97%

                                     1978        1977        1976        1975
                                     ----        ----        ----        ----
Net asset value,
   beginning of year               $   5.68    $   5.30    $   3.81    $   2.74

Income (loss) from
   investment operations
      Net investment
         income (loss)                  .08         .04         .03         .07
      Net realized and
         unrealized gains
         (losses)on investments         .78         .38        1.53        1.04
                                   --------    --------    --------    --------

      Total from investment             .86         .42        1.56        1.11
         operations
Less distributions
   Dividends from net
      investment income                 .04         .04         .07         .04
   Distributions from net
      realized gains                     --          --          --          --
                                   --------    --------    --------    --------

Net asset value, end of year       $   6.50    $   5.68    $   5.30    $   3.81
                                   ========    ========    ========    ========

Total return                          15.31%       8.05%      42.06%      41.46%

Ratios/supplemental data
   Net assets, end of
      period (000's)                  3,886       3,649       3,785       2,892

   Ratio of expenses to average
      net assets                        1.5         1.5         1.5         1.5
   Ratio of net investment
      income to
      average net assets                1.6         1.9          .8         2.7

   Portfolio turnover rate              151%        113%        113%        210%

(a) For a share outstanding throughout the year. Per share data has been rounded to nearest cent and adjusted to give effect to a 2-for-1 stock split, effective October 16, 1978, by means of a stock distribution.

(b)  The  Fund  had  no  senior   securities  or  outstanding  debt  during  the
     twenty-eight-year period ended June 30, 2002.

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INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Shareholders and Board of Directors
Armstrong Associates, Inc.

We have audited the accompanying statement of assets and liabilities of Armstrong Associates, Inc., including the schedule of portfolio of investments in securities as of June 30, 2002, the statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended June 30, 2002, and the selected per share data and ratios for each of the 11 years in the period ended June 30, 2002. These financial statements and per share data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audits. The selected per share data and ratios for each of the seventeen years in the period ended June 30, 1991, were audited by other independent certified public accountants whose report thereon dated July 19, 1991, expressed an unqualified opinion.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Armstrong Associates, Inc. as of June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2002, and the selected per share data and ratios for each of the 11 years in the period ended June 30, 2002, in conformity with accounting principles generally accepted in the United States of America.


GRANT THORNTON LLP

Dallas, Texas
July 18, 2002